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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                 FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  April 3, 2000


                               AURORA FOODS INC.
                 ---------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     333-50681                 94-3303521
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO              63103
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  (Address of Principal Executive Offices)                       (Zip Code)



      Registrant's Telephone Number, including Area Code:  (314) 632-5653


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Item 5.   Other Events

On April 3, 2000, Aurora Foods Inc. issued a press release with respect to recent developments. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits
          --------

          99.1  Press Release dated April 3, 2000.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AURORA FOODS INC.


                                       By: /s/ Andrea Geisser
                                          --------------------------------
                                          Name:   Andrea Geisser
                                          Title:  Treasurer


Date: April 3, 2000



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                                 EXHIBIT INDEX

Exhibit No.                 Description of Exhibits
-----------                 -----------------------

99.1                   Press Release dated April 3, 2000.



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